Exhibit 99.3

cytec	News & Information

Cytec Industries Inc.

Five Garret Mountain Plaza

Woodland Park, New Jersey 07424

www.cytec.com

Contact:

Jodi A. Allen

(973) 357-3283

Release Date: Immediate

Cytec Announces Update to Operating Segments

Woodland Park, New Jersey, June 3, 2009 – Cytec Industries Inc. (NYSE:CYT) announced today a change in its business segment reporting structure to align with the organizational changes implemented in the second quarter 2009. The new reporting structure will provide greater clarity on the new strategic focus of the company. As a result, Cytec now has five reportable operating segments.

The Cytec Specialty Chemicals business will now consist of three operating segments: Coating Resins, Additive Technologies, and In-Process Separation. Coating Resins, previously called Surface Specialties, consists of the Liquid Coatings Resins, Radcure, and Powder Coating Resins product lines. Now included in Liquid Coating Resins are our Urethane Resins products, previously part of the former Performance Chemicals segment. Additive Technologies is comprised of the Polymer Additives and Specialty Additives product lines, previously included in the former Performance Chemicals segment. In-Process Separation is comprised of the Mining Chemicals and Phosphine Chemicals product lines, also previously included in the former Performance Chemicals segment.

Engineered Materials is comprised of Advanced Composites, Carbon Fiber, and Structural Film Adhesives, and now includes the Pressure Sensitive Adhesives and Formulated Resins product lines which were both previously included in the former Performance Chemicals segment. These additional product lines incorporated into the Engineered Materials segment will provide the foundation for a High Performance Industrial Materials market focus. The Building Block Chemicals segment remains unchanged.

Shane Fleming, Chairman, President, and Chief Executive Officer said, “While 2009 continues to be challenging year for us, I am confident that the realignment of our operating segments is the right operating model to implement our long-term strategy more effectively. We are focusing on building on our core technology competencies in high growth markets, which will strengthen our market leadership position in our growth platforms and create greater shareholder value when the economy begins to recover.”

A summary of our new reportable segments is as follows:

Coating Resins – Liquid Coating Resins, Radcure, Powder Coating Resins

Additive Technologies – Polymer Additives, Specialty Additives

In Process Separation – Mining Chemicals, Phosphine Chemicals

Engineered Materials – Advanced Composites, Carbon Fibers, Adhesives

Building Block Chemicals – Acrylonitrile and Hydrocyanic Acid, Melamine, Sulfuric Acid

Segment results for the years ended December 31, 2008 and 2007, each of the four quarters for the years 2008 and 2007 and the first quarter ended March 31, 2009 and 2008 reflecting this change are provided at the end of this news release. We are filing a current report on Form 8-K dated June 3, 2009 and attaching as exhibits to such report updated Items from our Annual Report on Form 10-K for the year ended December 31, 2008 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 that reflect the new segment reporting structure. There is no change to our previously reported Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Cash Flows, or Consolidated Statements of Stockholder’s Equity for the periods reported therein.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Achieving the results described in these statements involves a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in Cytec’s filings with the Securities and Exchange Commission.

Corporate Profile Cytec Industries Inc. is a global specialty chemicals and materials company focused on developing, manufacturing and selling value-added products. Our products serve a diverse range of end markets including aerospace, adhesives, automotive and industrial coatings, chemical intermediates, inks, mining and plastics. We use our technology and application development expertise to create chemical and material solutions that are formulated to perform specific and important functions in the finished products of our customers.

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CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Three months ended March 31,
	2008	2007
Net Sales:
Coating Resins	$452.8	$408.7
Additive Technologies
Sales to external customers	80.2	85.2
Intersegment sales	0.3	1.8
In Process Separation	66.3	59.4
Engineered Materials	233.0	193.8
Building Block Chemicals
Sales to external customers	140.7	116.5
Intersegment sales	5.7	9.5
Net sales from segments	979.0	874.9
Elimination of intersegment revenue	(6.0)	(11.3)
Total consolidated net sales	$973.0	$863.6

Three months ended March 31,	2008		% of Sales	2007		% of Sales
(Loss)/earnings from operations:
Coating Resins	$19.3	(1)	4%	$17.2		4%
Additive Technologies	5.2		6%	1.9		2%
In Process Separation	6.3		10%	6.8		11%
Engineered Materials	48.0		21%	35.4		18%
Building Block Chemicals	5.9		4%	2.6		2%

Earnings from segments	84.7		9%	63.9		7%
Corporate and Unallocated, net	(3.8	)(2)		12.7	(3)

Total earnings from operations	$80.9		8%	$76.6		9%

(1)	Includes quarterly pre-tax charge of $1.4 for incremental accelerated depreciation in relation to our decision to exit Radcure manufacturing at our leased facility in Pampa, Texas.
(2)	Includes pre-tax charge of $1.9 for additional restructuring costs associated with Specialty Chemicals manufacturing operations in West Virginia, Connecticut, and Dijon, France. Also includes $1.5 associated with various organizational restructuring initiatives across Specialty Chemicals.
(3)	Includes pre-tax gain of $15.7 related to the second phase of the sale of our water treatment and acrylamide product lines.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Three months ended June 30,
	2008	2007
Net Sales:
Coating Resins	$477.2	$424.5
Additive Technologies
Sales to external customers	90.2	87.3
Intersegment sales	0.5	1.9
In Process Separation	75.6	63.2
Engineered Materials	224.8	196.0
Building Block Chemicals
Sales to external customers	138.0	93.0
Intersegment sales	6.6	7.3
Net sales from segments	1,012.9	873.2
Elimination of intersegment revenue	(7.1)	(9.2)
Total consolidated net sales	$1,005.8	$864.0

Three months ended June 30,	2008		% of Sales	2007		% of Sales
(Loss)/earnings from operations:
Coating Resins	$21.9	(1)	5%	$33.3		8%
Additive Technologies	6.9		8%	8.3		9%
In Process Separation	10.9		14%	11.4		18%
Engineered Materials	44.8		20%	38.3		20%
Building Block Chemicals	6.5		4%	4.6		5%

Earnings from segments	91.0		9%	95.9		11%
Corporate and Unallocated, net	(3.3	)(2)		(5.6	)(3)

Total earnings from operations	$87.7		9%	$90.3		10%

(1)	Includes quarterly pre-tax charge of $1.4 for incremental accelerated depreciation in relation to our decision to exit Radcure manufacturing at our leased facility in Pampa, Texas.
(2)	Includes pre-tax charge of $1.6 for additional restructuring costs primarily associated with manufacturing operations in West Virginia, Connecticut, France, and various organizational restructuring initiatives across the Specialty Chemical segments.
(3)	Includes a net restructuring charge of $1.8 for costs related primarily to the shutdown of a manufacturing facility in France.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Three months ended September 30,
	2008	2007
Net Sales:
Coating Resins	$438.4	$418.0
Additive Technologies
Sales to external customers	81.2	80.1
Intersegment sales	0.3	1.1
In Process Separation	83.1	65.6
Engineered Materials	221.4	192.2
Building Block Chemicals
Sales to external customers	138.9	119.2
Intersegment sales	3.6	8.8
Net sales from segments	966.9	885.0
Elimination of intersegment revenue	(3.9)	(9.9)
Total consolidated net sales	$963.0	$875.1

Three months ended September 30,	2008		% of Sales	2007		% of Sales
(Loss)/earnings from operations:
Coating Resins	$22.7	(1)	5%	$31.0		7%
Additive Technologies	6.1		7%	3.8		5%
In Process Separation	19.0		23%	11.1		17%
Engineered Materials	40.5		18%	32.4		17%
Building Block Chemicals	(1.3)		-1%	9.4		7%

Earnings from segments	87.0		9%	87.7		10%
Corporate and Unallocated, net	(7.2	)(2)		(5.6	)(3)

Total earnings from operations	$79.8		8%	$82.1		9%

(1)	Includes quarterly pre-tax charge of $1.4 for incremental accelerated depreciation in relation to our decision to exit Radcure manufacturing at our leased facility in Pampa, Texas.
(2)	Includes pre-tax charge of $5.7 for additional restructuring costs primarily associated with various organizational restructuring initiatives across the Specialty Chemicals segments.
(3)	Includes a net restructuring charge of $2.8 for costs related to the shutdown of a manufacturing facility in France and restructuring of our polymer additive manufacturing facility in Willow Island and our liquid coating resins manufacturing facility in Wallingford.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Three months ended December 31,
	2008	2007
Net Sales:
Coating Resins	$283.6	$406.9
Additive Technologies
Sales to external customers	58.9	77.6
Intersegment sales	0.5	0.9
In Process Separation	73.4	81.1
Engineered Materials	188.1	207.0
Building Block Chemicals
Sales to external customers	94.1	128.5
Intersegment sales	4.0	9.3
Net sales from segments	702.6	911.3
Elimination of intersegment revenue	(4.5)	(10.2)
Total consolidated net sales	$698.1	$901.1

Three months ended December 31,	2008		% of Sales	2007		% of Sales
(Loss)/earnings from operations:
Coating Resins	$(404.1	)(1)	-142%	$20.7		5%
Additive Technologies	(0.3)		-1%	2.2		3%
In Process Separation	15.3		21%	9.9		12%
Engineered Materials	29.9		16%	39.4		19%
Building Block Chemicals	(6.4)		-7%	7.2		5%

(Loss)/earnings from segments	(365.6)		-52%	79.4		9%
Corporate and Unallocated, net	(3.9	)(2)		(4.3	)(3)

Total (loss)/earnings from operations	$(369.5)		-53%	$75.1		8%

(1)	Includes quarterly pre-tax charge of $1.4 for incremental accelerated depreciation in relation to our decision to exit Radcure manufacturing at our leased facility in Pampa, Texas. Also includes a pre-tax goodwill impairment charge of $385.0.
(2)	Includes pre-tax charge of $4.1 for additional restructuring costs primarily associated with various organizational restructuring initiatives across the Specialty Chemicals segments.
(3)	Includes $0.8 charge for restructuring and $2.1 reduction to gain related to the divestiture of water treatment chemicals and acrylamide product lines.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Twelve months ended December 31,
	2008	2007
Net Sales:
Coating Resins	$1,652.0	$1,658.1
Additive Technologies
Sales to external customers	310.5	330.2
Intersegment sales	1.6	5.7
In Process Separation	298.4	269.3
Engineered Materials	867.3	789.0
Building Block Chemicals
Sales to external customers	511.7	457.2
Intersegment sales	19.9	34.9
Net sales from segments	3,661.4	3,544.4
Elimination of intersegment revenue	(21.5)	(40.6)
Total consolidated net sales	$3,639.9	$3,503.8

Twelve months ended December 31,	2008		% of Sales	2007		% of Sales
(Loss)/earnings from operations:
Coating Resins	$(340.2	)(1)	-21%	$102.2		6%
Additive Technologies	17.9		6%	16.2		5%
In Process Separation	51.5		17%	39.2		15%
Engineered Materials	163.2		19%	145.5		18%
Building Block Chemicals	4.7		1%	23.8		5%

(Loss)/earnings from segments	(102.9)		-3%	326.9		9%
Corporate and Unallocated, net	(18.2	)(2)		(2.8	)(3)

Total (loss)/earnings from operations	$(121.1)		-3%	$324.1		9%

(1)	Includes pre-tax charge of $5.6 for incremental accelerated depreciation related to our decision to exit Radcure manufacturing at our leased facility in Pampa, Texas. Also includes a pre-tax goodwill impairment charge of $385.0.
(2)	Includes pre-tax charge of $14.9 for additional restructuring costs primarily associated with various organizational restructuring initiatives across the Specialty Chemicals segments.
(3)	Includes $6.2 charge for restructurings and $13.6 gain related to the divestiture of water treatment chemicals and acrylamide product lines.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Three months ended March 31,
	2009	2008
Net Sales:
Coating Resins	$246.7	$452.8
Additive Technologies
Sales to external customers	50.9	80.2
Intersegment sales	—	0.3
In Process Separation	55.9	66.3
Engineered Materials	191.6	233.0
Building Block Chemicals
Sales to external customers	66.9	140.7
Intersegment sales	4.9	5.7
Net sales from segments	616.9	979.0
Elimination of intersegment revenue	(4.9)	(6.0)
Total consolidated net sales	$612.0	$973.0

Three months ended March 31,	2009		% of Sales	2008		% of Sales
(Loss)/earnings from operations:
Coating Resins	$(20.3)		-8%	$19.3	(2)	4%
Additive Technologies	0.6		1%	5.2		6%
In Process Separation	4.8		9%	6.3		10%
Engineered Materials	33.1		17%	48.0		21%
Building Block Chemicals	3.2		4%	5.9		4%

Earnings from segments	21.4		3%	84.7		9%
Corporate and Unallocated, net	(11.7	)(1)		(3.8	)(3)

Total earnings from operations	$9.7		2%	$80.9		8%

(1)	Includes pre-tax charge of $3.2 associated with various organizational restructuring initiatives across our Specialty Chemical segments and corporate operations. Also includes a pre-tax gain of $1.6 associated with the sale of certain of our polyurethane product line assets in Europe and a pre-tax charge of $1.6 primarily related to the accelerated depreciation of assets associated with the planned exit of our polyurethane product line in Asia.
(2)	Includes pre-tax charge of $1.4 for incremental accelerated depreciation in relation to our decision to exit Radcure manufacturing at our leased facility in Pampa, Texas.
(3)	Includes pre-tax charge of $1.9 for additional restructuring costs associated with Specialty Chemicals manufacturing operations in West Virginia, Connecticut, and Dijon, France. Also includes $1.5 associated with various organizational restructuring initiatives across Specialty Chemicals.